                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   FORM 8-K



                                CURRENT REPORT

                                --------------

                    Pursuant to Section 13 of 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 22, 1998

                            BOSTON PROPERTIES, INC.
            (Exact name of Registrant as specified in its Charter)


                                   Delaware
                           (State of Incorporation)


1-13087                                                       04-2473675
(Commission File Number)                               (IRS Employer Id. Number)

8 Arlington Street
Boston, Massachusetts                                                    02116
(Address of principal executive offices)                              (Zip Code)

                                (617) 859-2600
             (Registrant's telephone number, including area code)

Item 2    Acquisition or Disposition of Assets

(a) On January 22, 1998, the Company, through its Operating Partnership subsidiary, completed its acquisition of Riverfront Plaza, an approximately 900,000 net rentable square foot class A office building in Richmond, Virginia, for a total investment of approximately $174.4 million, consisting of $52.6 million of cash and mortgage financing in the amount of $121.8 million.

(b) On February 2, 1998, the Company, through its Operating Partnership subsidiary, completed its acquisition of the Mulligan/Griffin Portfolio, a portfolio of nine Class A office buildings aggregating approximately
1.3 million net rentable square feet and six parcels of land aggregating 30.7 acres. These properties are located in Gaithersburg, MD, Rockville, MD, Springfield, VA, and Reston, VA. The Company acquired the Mulligan/Griffin Portfolio for approximately $252.9 million, consisting of $88.5 million of cash, the assumption of $113.3 million of indebtedness, the assumption of other liabilities in the amount of $1.1 million, and the issuance of 1,471,456 units of limited partnership of the Company's Operating Partnership subsidiary.

Item 5    Other Events

    On January 30, 1998, the Company completed a public offering of 23,000,000 shares of the Company's Common Stock (including 3,000,000 shares issued pursuant to the exercise of the underwriters' overallotment options) at $35.125 per share resulting in net proceeds to the Company of approximately $766.5 million.

Item 7    Financial Statements and Exhibits

(a)  Financial Statements under Rule 3-14 of Regulation S-X.

Previously filed.

(b)  Pro Forma Financial Statements

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 1997 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 1997 (unaudited) and the year ended December 31, 1996 (unaudited)

(c)  Exhibits

*10.1 Contribution Agreement dated November 26, 1997 among the Operating Partnership, Boston Properties LLC and the Contributors named therein.

* Incorporated herein by reference to the Company's Registration Statement on Form S-11 (No. 333-41449).

                            BOSTON PROPERTIES, INC.
                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               BOSTON PROPERTIES, INC.



                               /s/ David G. Gaw
                               --------------------------------------
                               David G. Gaw
                               Senior Vice President and
                               Chief Financial Officer

Date: February 6, 1998

                            BOSTON PROPERTIES, INC.

                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                              SEPTEMBER 30, 1997
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Boston Properties, Inc. (the "Company") is presented as if the following transactions had been consummated on September 30, 1997; (i) properties acquired subsequent to September 30, 1997 (the "Acquisition Properties"), and (ii) the completion of the offering as described hereafter (the "Offering"). This Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with the Pro Forma Condensed Consolidated Statement of Income of the Company for the nine months ended September 30, 1997 and the year ended December 31, 1996 and the historical consolidated and combined financial statements and notes thereto of the Company and the Boston Properties Predecessor Group (the "Predecessor Group"). In management's opinion, all adjustments necessary to reflect the above transactions have been made.

  The following Pro Forma Condensed Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been assuming the above transactions had been consummated at September 30, 1997, nor does it purport to represent the future financial position of the Company.

 The Offering

    On January 30, 1998, the Company completed a public offering of 23,000,000 shares of the Company's Common Stock (including 3,000,000 issued pursuant to the exercise of the underwriters' overallotment options) at $35.125 per share resulting in net proceeds to the Company of approximately $766.5 million.

 The Properties

  The Company owns a portfolio of 92 commercial real estate properties (the "Properties") aggregating approximately 18.2 million square feet. The properties consist of 74 office properties with approximately 13.1 million net rentable square feet (including five office properties under development containing approximately 1.1 million net rentable square feet) and approximately 2.9 million additional square feet of structured parking for 8,119 vehicles, nine industrial properties with approximately 925,000 net rentable square feet, three hotels with a total of 1,054 rooms (consisting of approximately 940,000 square feet) (including one hotel currently under development), and a parking garage with 1,170 spaces (consisting of approximately 330,000 square feet). In addition, the Company has under contract or has an option to acquire six parcels of land totaling 120.0 acres, which will support approximately 2,249,100 square feet of development.

Acquisitions included in pro forma:

                                                Net Rentable          Date of
   Property Name               Location            Sq. Ft.         Acquisition
   -------------               --------            -------         -----------
Newport Office Park          Quincy, MA             168,829          6/23/97

280 Park Avenue              New York, NY         1,198,769          9/11/97

100 East Pratt Street        Baltimore, MD          633,482          10/23/97

875 Third Avenue             New York, NY           681,669          11/21/97

Riverfront Plaza             Richmond, VA           899,720          1/22/98

Mulligan/Griffin Portfolio   Reston, VA           1,277,454          2/2/98
                             Springfield, VA
                             Rockville, MD
                             Gaithersburg, MD


Purchase Price (dollars in thousands)
                                                                             Common
   Property Name                  Cash        Debt     Other    OP Units      Stock    Total
   -------------                  ----        ----     -----    --------     ------    ------
Newport Office Park                    --   $ 21,700     --          --       --      $ 21,700

280 Park Avenue                 $ 102,650    220,000     --          --       --       322,650

100 East Pratt Street             137,500         --     --          --      $ 16      137,516

875 Third Avenue                    1,500    180,000     --    $ 28,000(1)    --       209,500

Riverfront Plaza                   52,561    121,800     --          --       --       174,361

Mulligan/Griffin Portfolio         88,516    113,262   1,123     50,000(2)    --       252,901

(1) The Company issued Operating Partnership Units in the amount of 890,869 for 875 Third Avenue (valued at $31.43 per OP unit).

(2) The Company issued Operating Partnership Units in the amount of 1,471,456 for the Mulligan/Griffin Portfolio (valued at $33.98 per unit).

                            BOSTON PROPERTIES, INC.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                               SEPTEMBER 30, 1997
                                  (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                            PRO FORMA ADJUSTMENTS
                            BOSTON     -----------------------------------
                          PROPERTIES,  ACQUISITION    OFFERING    OTHER
                             INC.      PROPERTIES       (A)    ADJUSTMENTS     PRO FORMA
                          -----------  -----------    -------- -----------     ----------
         ASSETS
Real estate and
 equipment..............  $1,433,376    $784,885(B)        --         --       $2,218,261
 Less: accumulated
  depreciation..........    (285,505)        --            --         --         (285,505)
                          ----------    --------      -------- ----------      ----------
 Total real estate and
  equipment.............   1,147,871     784,885           --         --        1,932,756
Cash ...................      25,989     (78,374)(C)  $765,462 $ (275,561)(C)     437,516
Escrows.................      10,673       2,631 (D)       --         --           13,304
Tenant and other
 receivables............      13,170         227 (E)       --         --           13,397
Accrued rental income...      50,377         --            --         --           50,377
Deferred charges........      34,707         --            --         --           34,707
Prepaid expenses and
 other assets...........       8,933         --            --         --            8,933
Investment in Joint
 Venture................       3,918         --            --         --            3,918
                          ----------    --------      -------- ----------      ----------
 Total assets...........  $1,295,638    $709,369      $765,462  $(275,561)     $2,494,908
                          ==========    ========      ======== ==========      ==========
LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
 Mortgage notes
  payable...............  $  914,614    $425,669(F)        --         --       $1,340,283
 Unsecured Line of
  Credit................      71,000     204,561(F)        --   $(275,561)(F)         --
 Accounts payable and
  accrued expenses......      16,073       1,123(G)        --         --           17,196
 Accrued interest
  payable...............       3,639         --            --         --            3,639
 Rent received in
  advance, security
  deposits and other
  liabilities...........      13,663         --            --         --           13,663
                          ----------    --------      -------- ----------      ----------
 Total liabilities......   1,018,989     631,353           --    (275,561)      1,374,781
                          ----------    --------      -------- ----------      ----------
Minority interest in
 Operating Partnership..      81,168      78,000(B)        --         --          159,168
                          ----------    --------      -------- ----------      ----------
Stockholders' equity:
 Preferred stock, $.01
  par value, 50,000,000
  shares authorized,
  none issued or
  outstanding...........         --          --            --         --              --
 Common stock, $.01 par
  value, 250,000,000
  shares authorized,
  38,693,541 issued and
  outstanding
  (historical) and
  61,694,041 shares
  issued and outstanding
  (pro forma)...........         387         --       $    230        --              617
 Additional paid in
  capital...............     172,315          16(B)    765,232        --          937,563
 Retained earnings......      22,779         --            --         --           22,779
                          ----------    --------      -------- ----------      ----------
 Total stockholders'
  equity................     195,481          16       765,462        --          960,959
                          ----------    --------      -------- ----------      ----------
 Total liabilities and
  stockholders' equity..  $1,295,638    $709,369      $765,462  $(275,561)     $2,494,908
                          ==========    ========      ======== ==========      ==========

     The accompanying notes are an integral part of the pro forma condensed consolidated balance sheet.

                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
                PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

  NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AS OF SEPTEMBER 30, 1997:

(A) Represents the net proceeds obtained from the issuance of 23.0 million common shares (including 3.0 million shares issued pursuant to the exercise of the underwriters' overallotment options) in the Offering as follows:

   Gross proceeds from the Offering................................... $807,875
   Underwriters' discount and other offering expenses.................  (42,413)
                                                                       --------
   Net cash proceeds..................................................  765,462
   Par value of common shares(/1/)....................................     (230)
                                                                       --------
                                                                       $765,232
                                                                       ========

--------
(/1/) Represents the issuance of 23.0 million ($.01 par value per share) common shares in the Offering at an offering price of $35.125 per share.

(B) Represents the purchase price, including closing costs, of the 1997 Acquired Properties as follows:

                                                                        PURCHASE
   ACQUISITION PROPERTIES                                                PRICE
   ----------------------                                               --------
   100 East Pratt Street (/1/)........................................ $137,516
   875 Third Avenue (/2/).............................................  215,118
   Riverfront Plaza (/3/).............................................  174,361
   Mulligan/Griffin Portfolio(/4/)....................................  257,890
                                                                       --------
       Total Acquisition Properties................................... $784,885
                                                                       ========

  --------
(/1/) The acquisition of 100 East Pratt Street was funded by a draw-down of $137,500 from the Unsecured Line of Credit and the issuance of 500 shares of common stock (valued at approximately $16, based on a value of $32.00 per share).
(/2/) The acquisition of 875 Third Avenue was funded by the assumption of the fair value of mortgage debt in the amount of $185,618, payment of $1,500 in cash and the issuance of 890,869 Operating Partnership Units (the "OP Units"). To the extent that, for the ten trading days through and including December 31, 1998 the average daily closing price on the New York Stock Exchange of shares of common stock is less than $31.43 per share (such average, the "Share Average"), the Operating Partnership shall issue to the contributor of 875 Third Avenue a number of additional OP Units (the "Additional OP Units") such that the product of (x) the Share Average, multiplied by (y) the sum of 890,869 plus the Additional OP Units, equals $28,000. Consequently, for accounting purposes, the OP Units were valued at approximately $28,000, based on a value of $31.43 per unit.
(/3/) The acquisition of Riverfront Plaza was funded through a draw-down from the unsecured line of credit of $52,561 in cash and mortgage acquisition financing of $121,800.
(/4/) The acquisition of the Mulligan/Griffin Portfolio was funded through the payment of $74,016 in cash, a draw-down of $14,500 from the Unsecured Line of Credit, the assumption of the fair value of mortgage debt in the amount of $118,251, the assumption of other liabilities in the amount of $1,123 and the issuance of $50,000 in restricted OP Units based on a price per unit of approximately $33.98.

(C) Represents the cash transactions as follows:

   Net proceeds of the Offering described in Note (A) ............. $ 765,462
   Proceeds and working capital used for the Acquisition
    Properties.....................................................   (78,374)
   Paydown of Unsecured Line of Credit with proceeds from the
    Offering.......................................................  (275,561)
                                                                    ---------
   Net increase in cash............................................ $ 411,527
                                                                    =========

(D) Net increase reflects the following:

   Required escrow deposit for the debt assumed on
    the acquisition of 875 Third Avenue............................ $   2,631
                                                                    =========

                                      F-3

                            BOSTON PROPERTIES, INC.

                        NOTES TO THE PRO FORMA CONDENSED
                    CONSOLIDATED BALANCE SHEET--(CONTINUED)

                             (DOLLARS IN THOUSANDS)

(E) Reflects a tenant note receivable purchased in connection with the acquisition of Riverfront Plaza.
(F) Represents the debt transactions as follows:

  MORTGAGE NOTES PAYABLE

   Debt assumed in connection with the acquisition of 875 Third
    Avenue........................................................... $185,618
   Seller financing in connection with the acquisition of Riverfront
    Plaza............................................................  121,800
   Debt assumed in connection with the acquisition of the
    Mulligan/Griffin Portfolio.......................................  118,251
                                                                      --------
   Net increase in mortgage indebtedness............................. $425,669
                                                                      ========

  UNSECURED LINE OF CREDIT

   Draw-down from the Unsecured Line of Credit in connection with the acquisition of 100 East Pratt Street...................... $ 137,500
   Draw-down from the Unsecured Line of Credit in connection with
    the acquisition of Riverfront Plaza...........................    52,561
   Draw-down from the Unsecured Line of Credit in connection with
    two properties in the Mulligan/Griffin Portfolio..............    14,500
   Paydown of the Unsecured Line of Credit from proceeds of the
    Offering, net ................................................  (275,561)
                                                                   ---------
   Net decrease in Unsecured Line of Credit....................... $ (71,000)
                                                                   =========

(G) Reflects other liabilities assumed in connection with the acquisition of the Mulligan/Griffin Portfolio.

                            BOSTON PROPERTIES, INC.

             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997 AND FOR THE YEAR ENDED DECEMBER
                                   31, 1996
                                  (UNAUDITED)

  The following unaudited Pro Forma Condensed Consolidated Statement of Income for the nine months ended September 30, 1997 and for the year ended December 31, 1996 is presented as if the following transactions had occurred on January 1, 1996; (i) the consummation of the initial public offering (the "Initial Offering") and related Formation Transactions, and the Offering (ii) the acquisition of the property acquired concurrent with the Initial Offering (the "Initial Offering Acquisition Property"), (iii) the acquisition of properties acquired subsequent to the Initial Offering (the "Acquisition Properties"), and
(iv) the closing of the mortgage financing.

  The Development and Management Company has been included in the pro forma financial information under the equity method of accounting due to the Operating Partnership's ownership of a noncontrolling, 1% voting interest.

  The operations of the hotel properties and the parking garages have been included in the pro forma financial information pursuant to participating lease agreements to be entered into in order for the Company to continue to qualify as a REIT under IRC Section 856.

  The unaudited Pro Forma Condensed Consolidated Statement of Income is not necessarily indicative of what the actual results of operations would have been for the nine months ended September 30, 1997, or for the year ended December 31, 1996, had the previously described transactions actually occurred on January 1, 1996 and the effect thereof carried forward through the nine month period ended September 30, 1997, nor do they purport to present the future results of operations of the Company.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                              BOSTON
                                            PROPERTIES
                                            PREDECESSOR
                                               GROUP                    PRO FORMA ADJUSTMENTS
                    BOSTON PROPERTIES, INC. JANUARY 1,  ---------------------------------------------------
                         JUNE 23, 1997          1997                   INITIAL
                              TO                TO                    OFFERING
                         SEPTEMBER 30,       JUNE 22,    FORMATION   ACQUISITION   PROPERTIES     OTHER
                             1997              1997     TRANSACTIONS  PROPERTY    ACQUISITION   ADJUSTMENTS
                    ----------------------- ----------- ------------ -----------  -----------   -----------
                                                            (A)          (B)          (C)
Revenue:
 Rental:
 Base rent........          $57,892           $80,122     $  9,396     $1,498       $87,663           --
 Recoveries from
 tenants..........            6,144            10,283          --         101        13,698           --
 Parking and
 other............              217             3,397       (1,061)       --            729           --
                            -------           -------     --------     ------       -------      --------
  Total rental
  revenue.........           64,253            93,802        8,335      1,599       102,090           --
 Hotel............              --             31,185      (31,185)       --            --            --
 Development and
 management
 services.........            2,221             3,685         (452)       --            --            --
 Interest and
 other............            1,879             1,146         (352)       --            --       $(1,200) (D)
                            -------           -------     --------     ------       -------      --------
  Total revenue...           68,353           129,818      (23,654)     1,599       102,090       (1,200)
                            -------           -------     --------     ------       -------      --------
Expenses:
Rental:
 Operating........            8,828            13,650         (353)       437        20,607           --
 Real estate
 taxes............            9,065            13,382        1,345        172        15,476           --
 Hotel:
 Operating........              --             20,938      (20,938)       --            --            --
 Real estate tax-
 es...............              --              1,514       (1,514)       --            --            --
 General and
 administrative...            3,164             5,116          391        --            --            725 (E)
 Interest.........           16,091            53,324      (28,151)       --         17,657        16,455 (F)
 Depreciation and
 amortization.....           10,113            17,054          124        210(G)     15,479           --
                            -------           -------     --------     ------       -------      --------
  Total expenses..           47,261           124,978      (49,096)       819        69,219        17,180
                            -------           -------     --------     ------       -------      --------
Income before
minority interests
 ..................           21,092             4,840       25,442        780        32,871       (18,380)
Minority interest
in property
partnership.......              (69)             (235)         --         --            --            --
                            -------           -------     --------     ------       -------      --------
Income before
minority interest
in Operating
Partnership ......           21,023             4,605       25,442        780        32,871       (18,380)
Minority interest
in Operating
Partnership.......           (6,169)              --           --         --            --         (9,089)(H)
                            -------           -------     --------     ------       -------      --------
Income before
extraordinary
item..............          $14,854           $ 4,605     $ 25,442     $  780       $32,871      $(27,469)
                            =======           =======     ========     ======       =======      ========
Income before ex-
traordinary item
per common share..          $   .38
                            =======
Weighted average
number of common
shares outstand-
ing...............           38,694
                            =======
                      PRO
                     FORMA
                    ---------
Revenue:
 Rental:
 Base rent........  $236,571
 Recoveries from
 tenants..........    30,226
 Parking and
 other............     3,282
                    ---------
  Total rental
  revenue.........   270,079
 Hotel............       --
 Development and
 management
 services.........     5,454
 Interest and
 other............     1,473
                    ---------
  Total revenue...   277,006
                    ---------
Expenses:
Rental:
 Operating........    43,169
 Real estate
 taxes............    39,440
 Hotel:
 Operating........       --
 Real estate tax-
 es...............       --
 General and
 administrative...     9,396
 Interest.........    75,376
 Depreciation and
 amortization.....    42,980
                    ---------
  Total expenses..   210,361
                    ---------
Income before
minority interests
 ..................    66,645
Minority interest
in property
partnership.......      (304)
                    ---------
Income before
minority interest
in Operating
Partnership ......    66,341
Minority interest
in Operating
Partnership.......   (15,258)
                    ---------
Income before
extraordinary
item..............  $ 51,083
                    =========
Income before ex-
traordinary item
per common share..  $    .83
                    =========
Weighted average
number of common
shares outstand-
ing...............    61,694
                    =========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                                 NOTES TO THE
             PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997

A. Reflects the pro forma Formation Transactions adjustment summary for the period from January 1, 1997 to June 22, 1997 (the "Predecessor Period").

                      RENT                                                                       HOTEL
                     HOTELS                           INTEREST PROPERTY   PROPERTY     HOTEL     REAL    GENERAL
PRO FORMA             AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING  ESTATE      &    INTEREST
ADJUSTMENTS          GARAGE INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES    ADMIN  EXPENSE
-----------          ------ -------  --------  -----  -------- --------- ----------- ---------  -------  ------- --------
(1)Assignment of
   contracts.....                              $(452)                                                     $(430)
(2)Equity
   investment
   income........                                        $21
(3)Operation of
   hotels and
   garage........           $(1,061) $(31,185)                   $(353)    $1,345    $(20,938)  $(1,514)
(4)Rental of
   hotels and
   garage........    $9,396
(5)General and
   administrative..                                                                                         821
(6)Amortization
   of deferred
   financing
   costs.........                                                                                                $   (189)
(7)Release of
   restricted
   cash..........                                       (373)
(8)Depreciation
   expense.......
(9)Mortgage
   interest......                                                                                                 (27,962)
                     ------ -------  --------  -----   -----     -----     ------    --------   -------   -----  --------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...    $9,396 $(1,061) $(31,185) $(452)  $(352)    $(353)    $1,345    $(20,938)  $(1,514)  $ 391  $(28,151)
                     ====== =======  ========  =====   =====     =====     ======    ========   =======   =====  ========
PRO FORMA            DEPRECIATION
ADJUSTMENTS            EXPENSE
-----------          ------------
(1)Assignment of
   contracts.....
(2)Equity
   investment
   income........
(3)Operation of
   hotels and
   garage........
(4)Rental of
   hotels and
   garage........
(5)General and
   administrative..
(6)Amortization
   of deferred
   financing
   costs.........
(7)Release of
   restricted
   cash..........
(8)Depreciation
   expense.......        $124
(9)Mortgage
   interest......
                     ------------
 Pro Forma
 Formation
 Transactions
 adjustment
 summary total...        $124
                     ============

  (1) In connection with the Formation Transactions, certain third-party management contracts were assigned to the Development and Management Company. As a result of the assignment, operating income, expenses and overhead attributable to the contracts were reflected in the operations of the Development and Management Company as detailed below:

     Management services................................................  $ 452
     General and administrative expenses................................   (430)
                                                                          -----
      Manager contract income...........................................  $  22
                                                                          =====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $21 on the $22 net income.
  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses will not be reflected from the operation of these businesses.
  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.
  (5) Reflects an increase of $821 in general and administrative expenses as a result of operating as a public company.
  (6) Reflects the net increase of $290 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $479 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

                            BOSTON PROPERTIES, INC.

                            (DOLLARS IN THOUSANDS)

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.
  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.
  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering for the Predecessor
      Period:

                                                    PRINCIPAL INTEREST
      PROPERTIES                                     AMOUNT     RATE   INTEREST
      ----------                                    --------- -------- --------
   599 Lexington Avenue...........................  $225,000   7.00%   $  7,547
   Two Independence Square........................   122,505   7.90%      4,637
   One Independence Square........................    78,327   7.90%      2,965
   2300 N Street..................................    66,000   7.00%      2,214
   Capital Gallery................................    60,559   8.24%      2,391
   Ten Cambridge Center...........................    25,000   7.57%        907
   191 Spring Street..............................    23,883   8.50%        973
   Bedford Business Park..........................    23,376   8.50%        952
   10 & 20 Burlington Mall Road...................    16,621   8.33%        663
   Cambridge Center North Garage..................    15,000   7.57%        544
   91 Hartwell Avenue.............................    11,322   8.33%        452
   92 & 100 Hayden Avenue.........................     9,057   8.33%        362
   Montvale Center................................     7,969   8.59%        328
   Newport Office Park............................     6,874   8.13%        268
   Hilltop Business Center........................     4,750   7.00%        159
                                                                       --------
    Total.........................................                       25,362
   Historical interest expense - Predecessor Peri-
    od............................................                      (53,324)
                                                                       --------
   Pro forma interest expense adjustment for the
    Predecessor Period............................                     $(27,962)
                                                                       ========

B. Reflects the results of operations, as adjusted for depreciation, of the Newport Office Park, acquired concurrent with the Initial Offering, for the period from January 1, 1997 to June 22, 1997 (the acquisition date).

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the Acquisition Properties for the nine months ended September 30, 1997 as follows:

ACQUISITION PROPERTIES

                                      280 PARK  100 EAST PRATT 875 THIRD   RIVERFRONT      MULLIGAN/
                                      AVENUE(1)     STREET      AVENUE       PLAZA     GRIFFIN PORTFOLIO    TOTAL
                                      --------- -------------- ---------   ----------  -----------------   -------
Revenue:
  Base rent..........................  $17,012     $10,924      $18,646     $13,023          $19,523       $79,128
  Adjustment(2)......................    7,437         397           24         389              288         8,535
                                       -------     -------      -------     -------          -------       -------
    Total base rent..................   24,449      11,321       18,670      13,412           19,811        87,663
  Recoveries from tenants............    1,707       2,133        3,799       2,017            4,042        13,698
  Other..............................       80         267          --          382              --            729
                                       -------     -------      -------     -------          -------       -------
    Total rental revenue.............   26,236      13,721       22,469      15,811           23,853       102,090
                                       -------     -------      -------     -------          -------       -------
Expenses:
  Operating..........................    7,772       3,453        3,355       2,761            3,266 (4)    20,607
  Real estate taxes..................    6,677       1,541        4,831       1,219            1,208        15,476
  Interest...........................      --          --        11,138 (3)     --             6,519 (5)    17,657
  Depreciation(Note G)...............    3,355       1,934        2,420       2,288            5,482        15,479
                                       -------     -------      -------     -------          -------       -------
    Total expenses...................   17,804       6,928       21,744       6,268           16,475        69,219
                                       -------     -------      -------     -------          -------       -------
  Net income.........................  $ 8,432     $ 6,793      $   725     $ 9,543          $ 7,378       $32,871
                                       =======     =======      =======     =======          =======       =======

--------
(1) Reflects the results of operations for the period from January 1, 1997 through September 11, 1997 (the acquisition date).
(2) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).
(3) Includes an adjustment of ($675) to reflect effective interest on the fair value of mortgage debt assumed.
(4) Includes an adjustment of $300 to reflect the Company's estimate of additional property level operating expenses.
(5) Includes an adjustment of ($1,323) to reflect effective interest on the fair value of mortgage debt assumed.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


D. Reflects the reduction in interest income as a result of cash used for the acquisition of 280 Park Avenue.

E. Reflects the incremental increase in general and administrative costs related to the Acquisition Properties.

F. Reflects the net increase in interest as a result of the following debt transactions:

   Payoff of the Unsecured Line of Credit with proceeds from the Of-
    fering for the period subsequent to the Initial Offering, net of amounts capitalized.............................................  $  (411)
   Mortgage acquisition financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of
    7.00% for the period January 1, 1997 to September 11, 1997 (date
    of acquisition).................................................   10,675
   Amortization of deferred financing fees for the period from
    January 1, 1997 to September 11, 1997 (date of acquisition) as a result of approximately $1.1 million of fees associated with the mortgage financing of 280 Park Avenue. The deferred financing
    fees are amortized over the five year term of the loan .........      153
   Mortgage acquisition financing of Riverfront Plaza in the
    principal amount of $121,800 computed at an interest rate of
    6.61% ..........................................................    6,038
                                                                      -------
   Increase in interest expense for the period subsequent to the
    Initial Offering................................................  $16,455
                                                                      =======

G. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property and the Acquisition Properties:

                                                        PURCHASE    PRO FORMA
PROPERTY(IES)                                            PRICE   DEPRECIATION(1)
-------------                                           -------- ---------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park(2)................................. $ 21,700    $   210
                                                                    =======
ACQUISITION PROPERTIES
280 Park Avenue(2)..................................... $322,650    $ 3,355
100 East Pratt Street..................................  137,516      1,934
875 Third Avenue.......................................  215,118      2,420
Riverfront Plaza.......................................  174,361      2,288
Mulligan/Griffin Portfolio.............................  257,890      5,482
                                                                    -------
                                                                    $15,479
                                                                    =======

--------
(1) Represents the depreciation expense on the properties which has been calculated over 40 years for the building and over the life of the lease for tenant improvements.
(2) Reflects pro forma depreciation expense for the periods prior to acquisition.

H. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership following the Offering and issuance of OP Units and common shares.

                            BOSTON PROPERTIES, INC.

              PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME

                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                  (UNAUDITED)
                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                              PRO FORMA ADJUSTMENTS
                            BOSTON    -----------------------------------------------------------------------
                          PROPERTIES                     INITIAL
                          PREDECESSOR  FORMATION         OFFERING        ACQUISITION     OTHER         PRO
                             GROUP    TRANSACTIONS ACQUISITION PROPERTY  PROPERTIES    ADJUSTMENTS     FORMA
                          ----------- ------------ -------------------- ------------   -----------    --------
                                          (A)              (B)              (C)
Revenue:
 Rental:
 Base rent..............   $169,420     $22,371           $2,908         $108,969            --       $303,668
 Recoveries from
 tenants................     22,607         --               180           19,795            --         42,582
 Parking and other......      2,979      (2,043)             --               848            --          1,784
                           --------     -------           ------          -------       --------      --------
  Total rental revenue..    195,006      20,328            3,088          129,612            --        348,034
 Hotel..................     65,678     (65,678)             --               --             --            --
 Development and
 management services....      5,719        (936)             --               --             --          4,783
 Interest and other.....      3,530        (705)             --               --             --          2,825
                           --------     -------           ------          -------       --------      --------
  Total revenue.........    269,933     (46,991)           3,088          129,612            --        355,642
                           --------     -------           ------          -------       --------      --------
Expenses:
Rental:
 Operating..............     29,823        (713)             879           27,274            --         57,263
 Real estate taxes......     28,372       2,754              347           21,421            --         52,894
 Hotel:
 Operating..............     43,634     (43,634)             --               --             --            --
 Real estate taxes......      3,100      (3,100)             --               --             --            --
 General and
 administrative.........     10,754         834              --               --        $    950(D)     12,538
 Interest...............    109,394     (54,398)             --            23,571         23,671(E)    102,238
 Depreciation and
 amortization...........     36,199         257              434           21,005(F)         --         57,895
                           --------     -------           ------          -------       --------      --------
  Total expenses........    261,276     (98,000)           1,660           93,271         24,621       282,828
                           --------     -------           ------          -------       --------      --------
Income before minority
interests ..............      8,657      51,009            1,428           36,341        (24,621)       72,814
Minority interest in
property partnership....       (384)        --               --               --             --           (384)
                           --------     -------           ------          -------       --------      --------
Income before minority
interest in Operating
Partnership ............      8,273      51,009            1,428           36,341        (24,621)       72,430
Minority interest in
Operating Partnership...        --          --               --               --         (16,659)(G)   (16,659)
                           --------     -------           ------          -------       --------      --------
Net income..............   $  8,273     $51,009           $1,428          $36,341       $(41,280)     $ 55,771
                           ========     =======           ======          =======       ========      ========
Net income per common
share...................                                                                              $    .90
                                                                                                      ========
Weighted average number
of common shares
outstanding.............                                                                                61,694
                                                                                                      ========

     The accompanying notes are an integral part of the pro forma condensed consolidated statement of income.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                       CONSOLIDATED STATEMENT OF INCOME

                            (DOLLARS IN THOUSANDS)

NOTES TO THE PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF INCOME FOR THE YEAR ENDED DECEMBER 31, 1996

A. Reflects the pro forma Formation Transactions adjustment summary for the year ended December 31, 1996

                      RENT                                                                        HOTEL
                     HOTELS                            INTEREST PROPERTY   PROPERTY     HOTEL      REAL
PRO FORMA              AND   PARKING   HOTEL    MGMT     AND    OPERATING REAL ESTATE OPERATING   ESTATE   GENERAL & INTEREST
ADJUSTMENTS          GARAGE  INCOME   REVENUE   FEES    OTHER   EXPENSES     TAXES    EXPENSES    TAXES      ADMIN   EXPENSE
-----------          ------  -------  --------  -----  -------- --------- ----------- ---------  --------  --------- --------
(1) Assignment of
   contracts.......                             $(936)                                                      $ (866)
(2)Equity
   investment
   income..........                                       $66
(3)Operation of
   hotels and
   garage..........          $(2,043) $(65,678)                   $(713)    $2,754    $(43,634)  $ (3,100)
(4)Rental of hotels
   and garage......  $22,371
(5)General and
   administrative..                                                                                          1,700
(6)Amortization of
   deferred
   financing
   costs...........                                                                                                  $   (731)
(7)Release of
   restricted
   cash............                                      (771)
(8)Depreciation
   expense.........
(9)Mortgage
   interest........                                                                                                   (53,667)
                     ------- -------  --------  -----   -----     -----     ------    --------   --------   ------   --------
   Pro forma
   formation
   transactions
   adjustment
   summary total...  $22,371 $(2,043) $(65,678) $(936)  $(705)    $(713)    $2,754    $(43,634)  $(3,100)   $  834   $(54,398)
                     ======= =======  ========  =====   =====     =====     ======    ========   ========   ======   ========
                     DEPREC-
PRO FORMA            IATION
ADJUSTMENTS          EXPENSE
-----------          -------
(1) Assignment of
   contracts.......
(2)Equity
   investment
   income..........
(3)Operation of
   hotels and
   garage..........
(4)Rental of hotels
   and garage......
(5)General and
   administrative..
(6)Amortization of
   deferred
   financing
   costs...........
(7)Release of
   restricted
   cash............
(8)Depreciation
   expense.........   $257
(9)Mortgage
   interest........
                     -------
   Pro forma
   formation
   transactions
   adjustment
   summary total...   $257
                     =======

----
  (1) In connection with the Formation Transactions, certain third-party management contracts are assigned to the Development and Management Company. As a result of the assignment, current operating income, expenses and overhead attributable to the contracts are reflected in the operations of the Development and Management Company as detailed below:

    Management services..................................................  $936
    General and administrative expenses..................................  (866)
                                                                           ----
     Manager contract income.............................................  $ 70
                                                                           ====

  (2) The Operating Partnership holds a 95% economic interest in the Development and Management Company and records an equity interest of $66 on the $70 net income.

  (3) In connection with the Formation Transactions, the Operating Partnership entered into participating leases for the operation of the hotels and parking garage. As a result of these agreements, revenue and expenses are not reflected from the operation of these businesses.

  (4) Represents rental income from the leasing of the hotels and parking garage owned by the Operating Partnership. The hotel lease arrangements are with an affiliate.

  (5) Reflects an increase of $1,700 in general and administrative expenses as a result of operating as a public company.

  (6) Reflects the net increase of $600 in the amortization of deferred financing costs for the $1,800 fee and related professional costs on the Unsecured Line of Credit, less a net reduction of $1,331 in amortization of deferred financing costs related to debt paid off with the Initial Offering proceeds.

  (7) Reflects the decrease in interest income as a result of the release of cash previously required to be held in escrow per the terms of the various mortgage note payable agreements.

  (8) Reflects the increase in depreciation from depreciating over 40 years the pro forma increase to real estate from the purchase of limited partners' interests and transfer costs paid.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)

  (9) Reflects the repayment of a portion of the existing mortgage indebtedness from proceeds of the Initial Offering and the corresponding adjustment to interest expense incurred in 1996.

                                                PRINCIPAL INTEREST
                   PROPERTY(IES)                 AMOUNT     RATE   INTEREST
                   -------------                --------- -------- ---------
       599 Lexington Avenue...................  $225,000    7.00%  $  15,750(1)
       Two Independence Square................   122,855    7.90%      9,813
       One Independence Square................    78,700    7.90%      6,276
       2300 N Street..........................    66,000    7.00%      4,620(1)
       Capital Gallery........................    60,751    8.24%      5,761
       Ten Cambridge Center...................    25,000    7.57%      1,924
       191 Spring Street......................    23,942    8.50%      1,697
       Bedford Business Park..................    23,500    8.50%      1,998(1)
       10 & 20 Burlington Mall Road...........    16,621    8.33%      1,385
       Cambridge Center North Garage..........    15,000    7.57%      1,183
       91 Hartwell Avenue.....................    11,322    8.33%        943
       92 & 100 Hayden Avenue.................     9,057    8.33%        754
       Montvale Center........................     7,992    8.59%        474
       Newport Office Park....................     6,874    8.13%        558
       Hilltop Business Center................     4,817    7.00%        318
                                                                   ---------
       Pro forma totals.......................                        53,454
       Historical interest expense for the
        year ended December 31, 1996..........                      (107,121)
                                                                   ---------
       Pro forma interest expense adjustment..                     $ (53,667)
                                                                   =========

--------
    (1) The interest expense used in this calculation assumes the mortgage loan was outstanding during all of 1996.

B. Reflects the historical results of operations, as adjusted for depreciation, for Newport Office Park, acquired concurrent with the Initial Offering for the year ended December 31, 1996.

C. Reflects the historical results of operations, as adjusted for base rent and depreciation, for the Acquisition Properties for the year ended December 31, 1996 as follows:

ACQUISITION PROPERTIES

                         280 PARK 100 EAST PRATT 875 THIRD   RIVERFRONT  MULLIGAN/GRIFFIN
                          AVENUE      STREET      AVENUE       PLAZA        PORTFOLIO      TOTAL
                         -------- -------------- ---------   ----------  ---------------- --------
Revenue:
  Base rent............. $16,786     $14,046      $25,255     $15,898        $25,548      $ 97,533
  Adjustment(1).........   9,991         528           31         522            364        11,436
                         -------     -------      -------     -------        -------      --------
    Total base rent.....  26,777      14,574       25,286      16,420         25,912       108,969
  Recoveries from ten-
   ants.................   2,600       2,966        5,813       2,976          5,440        19,795
  Other.................      59         353          --          436            --            848
                         -------     -------      -------     -------        -------      --------
    Total rental
     revenue............  29,436      17,893       31,099      19,832         31,352       129,612
                         -------     -------      -------     -------        -------      --------
Expenses:
  Operating.............  10,169       4,333        4,249       3,865          4,658(3)     27,274
  Real estate taxes.....   9,908       2,054        6,365       1,638          1,456        21,421
  Interest..............     --          --        14,850(2)      --           8,721(4)     23,571
  Depreciation(Note F)..   4,840       2,578        3,227       3,051          7,309        21,005
                         -------     -------      -------     -------        -------      --------
    Total expenses......  24,917       8,965       28,691       8,554         22,144        93,271
                         -------     -------      -------     -------        -------      --------
  Net income............ $ 4,519     $ 8,928      $ 2,408     $11,278        $ 9,208      $ 36,341
                         =======     =======      =======     =======        =======      ========

--------
(1) Represents an adjustment to straight-line rent based on the pro forma acquisition date of January 1, 1996 and also includes an adjustment for rental income from Banker's Trust during the period they occupied 280 Park Avenue as owner/occupant of the building (the rental figure is based upon the lease entered into by Banker's Trust concurrent with the sale of the building to the Company on September 11, 1997).
(2) Includes an adjustment of ($900) to reflect effective interest on the fair value of mortgage debt assumed.

                            BOSTON PROPERTIES, INC.

                       NOTES TO THE PRO FORMA CONDENSED
                 CONSOLIDATED STATEMENT OF INCOME--(CONTINUED)

                            (DOLLARS IN THOUSANDS)


(3) Includes an adjustment of $400 to reflect the Company's estimate of additional property level operating expenses.
(4) Includes an adjustment of ($2,364) to reflect effective interest on the fair value of the mortgage debt assumed.

D. Reflects the incremental increase in general and administrative costs related to the Acquisition Properties.

E. Reflects the net increase in interest expense as a result of the following debt transactions:

  Acquisition mortgage financing of 280 Park Avenue in the original principal amount of $220 million computed at an interest rate of
   7.00% for the year ended December 31, 1996.......................... $15,400
  Amortization of deferred financing fees as a result of approximately
   $1.1 million of fees associated with the mortgage financing of 280
   Park Avenue. The deferred financing fees are amortized over the five
   year term of the loan ..............................................     220
  Mortgage acquisition financing of Riverfront Plaza in the principal
   amount of $121,800 computed at an interest rate of 6.61%............   8,051
                                                                        -------
  Increase in interest expense......................................... $23,671
                                                                        =======

F. Detail of pro forma depreciation expense is presented below for the Initial Offering Acquisition Property and the Acquisition Properties:

                                                        PURCHASE    PRO FORMA
PROPERTY(IES)                                            PRICE   DEPRECIATION(1)
-------------                                           -------- ---------------
INITIAL OFFERING ACQUISITION PROPERTY
Newport Office Park.................................... $ 21,700     $   434
                                                                     =======
ACQUISITION PROPERTIES
280 Park Avenue........................................ $322,650     $ 4,840
100 East Pratt Street..................................  137,516       2,578
875 Third Avenue.......................................  215,118       3,227
Riverfront Plaza.......................................  174,361       3,051
Mulligan/Griffin Portfolio.............................  257,890       7,309
                                                                     -------
                                                                     $21,005
                                                                     =======

--------
(1) Represents depreciation expense on the properties which has been calculated over 40 years for the building and over the life of the lease for tenant improvements.

G. Adjustment to minority interest to reflect the minority investors interest in the Operating Partnership following the Offering and issuance of OP Units and common shares.